UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 8, 2012

SunTrust Banks, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(404) 588-7711

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other.

On June 8, 2012, SunTrust Banks, Inc. (the "Company" or the "Registrant") announced that it will redeem in whole at par certain trust preferred securities including all of the outstanding:

(i) SunTrust Capital VIII 6.100% Trust Preferred Securities issued December 6, 2006, due December 15, 2036, CUSIP 86800YAA4 (the “6.100% Trups”), which will be redeemed July 11, 2012; and

(ii) SunTrust Capital IX 7.875% Trust Preferred Securities issued March 4, 2008, due March 15, 2068, CUSIP 867885105 (the “7.875% Trups,” together with the 6.100% Trups, the “Securities”), which will be redeemed July 11, 2012.

The complete terms and conditions of the redemption are as set forth in a notice to holders of the Securities, and the news release by which the Company made such announcement is filed as Exhibit 99.1 and is incorporated herein by reference.

9.01 Exhibits.

99.1        News release dated June 8, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)

Date: June 11, 2012.	By:	/s/ David A. Wisniewski
David A. Wisniewski,
Senior Vice President, Deputy General Counsel and Assistant Secretary